                                                                   EXHIBIT 10.03

                                    AMENDMENT NO. 5 AND AGREEMENT dated as of
                           August 15, 2000 (this "Amendment"), to the Credit Agreement dated as of October 27, 1997, as amended by Amendment No. 1, Waiver and Agreement, dated as of September 30, 1998, by Amendment No. 2, Waiver and Agreement, dated as of January 11, 1999, Amendment No. 3 and Agreement, dated as of October 26, 1999, and Amendment No. 4 and Agreement, dated as of July 27, 2000 (the "Credit Agreement"), among American Axle & Manufacturing Holdings, Inc. ("AAMH"), as successor in interest to American Axle & Manufacturing of Michigan, Inc., American Axle & Manufacturing, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent (the "Administrative Agent"), and Chase Manhattan Bank Delaware, as fronting bank (the "Fronting Bank").


                  A. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that the requisite Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

                  C. The requisite Lenders are willing to so amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended as follows: (i) by amending and restating the definition of the term "AAMM" in its entirety to read as follows:

                  "AAMH" means American Axle & Manufacturing Holdings, Inc., as successor in interest to American Axle & Manufacturing of Michigan, Inc.; and

                  (ii) by adding the following definition in appropriate alphabetical order:

                  "Total Assets" means, at any time, the amount of total assets of AAMH, the Borrower and the Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP.

                  (b) Section 6.01 of the Credit Agreement is hereby amended as follows:

                  (i) by replacing the text "the date hereof" in paragraph (a) of such Section with the text "July 31, 2000,";

                  (ii) by amending and restating paragraph (d) of such Section in its entirety to read as follows:

                           (d) Indebtedness of the Borrower and the Subsidiaries
                  pursuant to (i) Interest Rate Protection Agreements entered into in order to fix the effective rate of interest on the Loans and other Indebtedness or (ii) currency hedging agreements or arrangements entered into in order to protect against currency exchange rate fluctuations, provided that such transactions shall be entered into to hedge actual interest rate or currency exchange rate exposures and not for the purpose of speculation;

                  (iii) by deleting the proviso in paragraph (j) of such Section;

                  (iv) by amending and restating paragraph (k) of such Section in its entirety to read as follows:

                           (k)(i) Capital Lease Obligations, mortgage financings
                  and purchase money Indebtedness incurred by the Borrower or any Subsidiary prior to or within 270 days after a Capital Expenditure permitted under Section 6.10 in order to finance such Capital Expenditure, and (ii) extensions, renewals and refinancings thereof provided that any such refinancing Indebtedness shall not be (A) Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced or (B) in a principal amount which exceeds the Indebtedness being renewed, extended or refinanced.

                  (v) by (A) deleting the proviso in paragraph (p) of such Section and (B) inserting the text "AAMH (subject to Section 6.08)," immediately after the text "other Indebtedness of" in paragraph (p) of such Section;

                  (vi) by deleting the text "in an aggregate principal amount at any time outstanding not in excess of $5,000,000" in paragraph (q) of such Section;

                  (vii) by amending and restating paragraph (r) of such Section in its entirety to read as follows:

                           (r) (i) $300,000,000 in aggregate principal amount of
                  Permitted Subordinated Debt issued in 1999 and (ii) additional Permitted Subordinated Debt, provided that, at the time any Permitted Subordinated Debt is incurred pursuant to this clause (ii), AAMH, the Borrower and the Subsidiaries shall be in compliance on a pro forma basis after giving effect to such incurrence, with the covenants contained in Sections 6.11,
                  6.12 and 6.13 recomputed as of the last day of the most recently ended fiscal quarter of AAMH, the Borrower and the Subsidiaries as if such incurrence had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect;

                  and

                  (viii) by adding the following new paragraph at the end of such Section:

                           Notwithstanding the foregoing, neither AAMH nor the
                  Borrower will, and neither will cause or permit any of the Subsidiaries to, (a) incur, create or assume any Indebtedness pursuant to paragraph (j), (k)(i), (p) or (q) of this Section 6.01, (b) effect any Sale and Lease-Back Transaction pursuant to Section 6.03(b) or (c) enter into any Guarantee pursuant to
                  Section 6.04(j) if, at the time of (and after giving effect to) the incurrence, creation or assumption of such Indebtedness or the entering into of such Sale and Lease-Back Transaction or Guarantee, the aggregate principal amount (without duplication) of Indebtedness outstanding under paragraphs (j), (k)(i), (p) and (q) of this Section 6.01, plus (without duplication) the aggregate Remaining Present Value of leases entered into pursuant to Section 6.03(b), plus (without duplication) the aggregate amount of Guarantees outstanding under Section 6.04(j) would exceed an amount equal to 10% of Total Assets at such time.

                  (c) Section 6.02 of the Credit Agreement is hereby amended by amending and restating paragraph (r) of such Section in its entirety to read as follows:

                           (r) other Liens with respect to property or assets
                  not constituting collateral for the Obligations securing Indebtedness incurred pursuant to Section 6.01(q);

                  (d) Section 6.03 of the Credit Agreement is hereby amended by amending and restating clause (b) of such Section in its entirety to read as follows:

                           (b) other Sale and Lease-Back Transactions, subject
                  to the limitation set forth in the final paragraph of Section 6.01.

                  (e) Section 6.04 of the Credit Agreement is hereby amended as follows:

                  (i) by amending and restating paragraph (g) of such Section in its entirety to read as follows:

                           (g) Interest Rate Protection Agreements and currency
                  hedging agreements and arrangements permitted pursuant to
                  Section 6.01(d);

                  (ii) by amending and restating paragraph (j) of such Section in its entirety to read as follows:

                           (j) Guarantees by AAMH, the Borrower or any
                  Subsidiary in accordance with customary industry practices, subject to the limitation set forth in the final paragraph of
                  Section 6.01;

                  (iii) by replacing the text "$15,000,000" in paragraph (k) of such Section with the text "$75,000,000";

                  (iv) by deleting the text "investments in Permitted Business Acquisitions or" in paragraph (l) of such Section;

                  (v) by amending and restating paragraph (m) of such Section in its entirety to read as follows:

                           (m) investments in foreign Subsidiaries at least 90%
                  of the stock of which is owned directly by the Borrower or a domestic Wholly Owned Subsidiary, provided that, at no time will AAMH or the Borrower, or will AAMH or the Borrower cause or permit any of the Subsidiaries to, make any investment pursuant to this paragraph (m) if, after giving effect to such investment, the aggregate amount of investments made pursuant to this paragraph (m) (net of any return representing return on capital in respect of any such investment and valued at the time of the making thereof) would exceed 25% of Total Assets at such time;

                  and

                  (vi) by amending and restating paragraph (n) of such Section in its entirety to read as follows:

                           (n) investments constituting Permitted Business
                  Acquisitions.

                  (f) Section 6.08 of the Credit Agreement is hereby amended by replacing the text "and (iv)" with the text ", (iv) Guarantees by AAMH (A) entered into pursuant to Section 6.01(p) of obligations of the Borrower or any of the Subsidiaries or (B) entered into pursuant to Section 6.04(j) and (v)".

                  (g) Section 6.10 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the text "after fiscal year 2000" in the proviso in the first sentence of such Section immediately after the text "in any fiscal year"; and

                  (ii) by replacing the table therein with the following table:

                           Year                                  Amount
                           ----                               ------------
                           2000                               $400,000,000
                           2001                               $500,000,000
                           2002                               $400,000,000
                           2003                               $300,000,000
                           2004                               $300,000,000
                           2005                               $300,000,000
                           2006                               $300,000,000

                  (h) Section 6.11 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

                           Period:                               Ratio:
                July 1, 2000 and thereafter                       3.50

                  (i) Section 6.12 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

                           Period:                               Ratio:
                July 1, 2000 and thereafter                       3.00

                  (j) Schedule 6.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 6.01 hereto.

                  (k) Each reference in the Credit Agreement to the term "AAMM" is hereby replaced with a reference to the term "AAMH".

                  (l) At 5:00 p.m., New York City time, on the Effective Date (as defined below), (i) the Revolving Credit Commitment of each Revolving Credit Lender that has specified on its signature page hereto that it will increase its Revolving Credit Commitment shall be increased in the total amount specified on its signature page hereto, and (ii) each Lender that is not a Revolving Credit Lender immediately prior the effectiveness of this Amendment and has specified on its signature page hereto that it will provide a Revolving Credit Commitment will provide a Revolving Credit Commitment in the amount specified on its signature page hereto. Immediately following the increase in the Revolving Credit Commitments pursuant to the first sentence of this Section 1(l), the Tranche A Term Loan Commitments shall be irrevocably terminated.

                  SECTION 2. Agreement. AAMH and the Borrower hereby agree that, notwithstanding the provisions of Section 2.01 of the Credit Agreement, no Revolving Borrowings or Swingline Loans shall be made or permitted to remain outstanding under Section 2.01(b) of the Credit Agreement until August 12, 2000.

                  SECTION 3. Representations and Warranties. The Borrower and AAMH each represents and warrants to the Administrative Agent and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  (d) On and prior to the Effective Date, no Tranche A Term Loans have been, or shall be, made.

                  SECTION 4. Fees. In consideration of the agreement of the requisite Lenders contained in Section 1 of this Amendment, the Borrower agrees to pay the fees separately agreed upon with the Administrative Agent (the "Amendment Fees").

                  SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when
(a) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct, (b) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of AAMH, the Borrower, the Required Lenders and each Lender the Revolving Credit Commitment of which is increased (or that provides a Revolving Credit Commitment) pursuant hereto and (ii) the Amendment Fees and (c) all other fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto shall have been repaid or reimbursed, as applicable.

                  SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle AAMH or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 7. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and for any other outstanding out-of-pocket expenses of the Administrative Agent in connection with the Loan Documents and all transactions, consummated or otherwise, in connection therewith.

                  SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                  AMERICAN AXLE & MANUFACTURING
                                  HOLDINGS, INC.,

                                  by
                                           /s/  Robin J. Adams
                                           ------------------------------------
                                           Name: Robin J. Adams
                                           Title: EVP & CFO


                                  AMERICAN AXLE & MANUFACTURING, INC.,

                                  by
                                           /s/  Robert A. Krause
                                           ------------------------------------
                                           Name: Robert A. Krause
                                           Title: V.P. & Treasurer


                                  THE CHASE MANHATTAN BANK,

                                  by
                                           /s/  Richard W. Duker
                                           ------------------------------------
                                           Name: Richard W. Duker
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BANK OF AMERICA, N.A.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Matthew J. Reilly
                                           ------------------------------------
                                           Name: Matthew J. Reilly
                                           Title: Vice President


        Specify amount of Revolving Credit Commitment increase representing
        rollover of existing Tranche A Term Loan Commitment:                                    $ 5,000,000.00
                                                                                                --------------

        Specify amount of Revolving Credit Commitment increase in excess of existing
        Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
        provided):                                                                              $10,000,000.00
                                                                                                --------------

        Total amount of increase in Revolving Credit Commitment:                                $15,000,000.00
                                                                                                ==============



                                  by
                                           Matthew J. Reilly
                                           ------------------------------------
                                           Name: Matthew J. Reilly
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: THE CHASE MANHATTAN BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Richard W. Duker
                                           ------------------------------------
                                           Name: Richard W. Duker
                                           Title: Vice President

        Specify amount of Revolving Credit Commitment increase representing
        rollover of existing Tranche A Term Loan Commitment:                                    $22,833,333.32
                                                                                                --------------

        Specify amount of Revolving Credit Commitment increase in excess of existing
        Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
        provided):                                                                              $15,000,000.01
                                                                                                --------------

        Total amount of increase in Revolving Credit Commitment:                                $37,833,333.33
                                                                                                ==============

                                  by
                                           /s/  Richard W. Duker
                                           ------------------------------------
                                           Name: Richard W. Duker
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                     By: Stanfield Capital Partners LLC
                                            as its Collateral Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Christopher A. Bondy
                                           ------------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $0
                                                                                        --

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $0
                                                                                        --

Total amount of increase in Revolving Credit Commitment:                                $0
                                                                                        ==


                                  by
                                           /s/  Christopher A. Bondy
                                           ------------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ML CLO XII PILGRIM AMERICA (CAYMAN), LTD

                                     By: PILGRIM INVESTMENTS, INC.
                                            AS ITS INVESTMENT MANAGER



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark F. Haak
                                           ------------------------------------
                                           Name: Mark F. Haak
                                           Title: Assistant Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $ N/A
                                                                                        -----

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $ N/A
                                                                                        -----

Total amount of increase in Revolving Credit Commitment:                                $ N/A
                                                                                        =====

                                  by
                                           /s/  Mark F. Haak
                                           ------------------------------------
                                           Name: Mark F. Haak
                                           Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: DRESDNER BANK AG NEW YORK AG GRAND CAYMAN
                                     BRANCHES



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Gabriela Fields
                                           ------------------------------------
                                           Name: Gabriela Fields
                                           Title: Asst. Treasurer

                                  by
                                           /s/  Faraaz Kamran
                                           ------------------------------------
                                           Name: Faraaz Kamran
                                           Title: Asst. V.P.



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $5,666,667.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $5,666,667.00
                                                                                        =============


                                  by
                                           /s/  Gabriela Fields
                                           ------------------------------------
                                           Name: Gabriela Fields
                                           Title: Asst. Treasurer

                                  by
                                           /s/  Faraaz Kamran
                                           ------------------------------------
                                           Name: Faraaz Kamran
                                           Title: Asst. V.P.

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KZH CNC LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Chin
                                           ------------------------------------
                                           Name: Peter Chin
                                           Title: Authorized Agent



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KZH CRESCENT LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Chin
                                           ------------------------------------
                                           Name: Peter Chin
                                           Title: Authorized Agent



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $

                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KZH CRESCENT-3 LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Chin
                                           ------------------------------------
                                           Name: Peter Chin
                                           Title: Authorized Agent



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $

                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KZH CYPRESSTREE-1 LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Chin
                                           ------------------------------------
                                           Name: Peter Chin
                                           Title: Authorized Agent



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $

                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KZH ING-3 LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Chin
                                           ------------------------------------
                                           Name: Peter Chin
                                           Title: Authorized Agent



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $

                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: NATIONAL CITY BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  John R. DeFrancesco
                                           ------------------------------------
                                           Name: John R. DeFrancesco
                                           Title: Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $2,833,333.33
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $2,833,833.33
                                                                                        =============


                                  by
                                           /s/  John R. DeFrancesco
                                           ------------------------------------
                                           Name: John R. DeFrancesco
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: VAN KAMPEN CLO I, LIMITED

                                     BY: VAN KAMPEN MANAGEMENT INC.,
                                            as Collateral Management



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Darvin D. Pierce
                                           ------------------------------------
                                           Name: Darvin D. Pierce
                                           Title: Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: VAN KAMPEN SENIOR INCOME TRUST

                                     By: Van Kampen Investment Advisory Corp.




To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Darvin D. Pierce
                                           ------------------------------------
                                           Name: Darvin D. Pierce
                                           Title: Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: VAN KAMPEN PRIME RATE INCOME TRUST

                                     By: Van Kampen Investment Advisory Corp.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Darvin D. Pierce
                                           ------------------------------------
                                           Name: Darvin D. Pierce
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: SEQUILS IV, LTD

                                     By: TCW Advisors, Inc.
                           as its Collateral Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. Gold
                                           -----------------------------------
                                           Name: Mark L. Gold
                                           Title: Managing Director

                                  by
                                           /s/  Richard F. Kurth
                                           -----------------------------------
                                           Name: Richard F. Kurth
                                           Title: Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: SEQUILS I, LTD

                                     By: TCW Advisors, Inc.
                                            as its Collateral Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. Gold
                                           ------------------------------------
                                           Name: Mark L. Gold
                                           Title: Managing Director

                                  by
                                           /s/  Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard R. Kurth
                                           Title: Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CONTINENTAL ASSURANCE COMPANY
                                     SEPARATE ACCOUNT (E)
                                     By: TCW Asset Management Company
                                            as Attorney-in-Fact



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. Gold
                                           ------------------------------------
                                           Name: Mark L. Gold
                                           Title: Managing Director

                                  by
                                           /s/  Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: UNITED OF OMAHA LIFE INSURANCE COMPANY
                                     By: TCW Asset Management Company,
                                            its Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. Gold
                                           ------------------------------------
                                           Name: Mark L. Gold
                                           Title: Managing Director

                                  by
                                           /s/  Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CRESCENT/MACH I PARTNERS, L.P.,

                                     by: TCW Asset Management Company,
                                            its Investment Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CRESCENT/MACH I PARTNERS, L.P.,

                                     by: TCW Asset Management Company,
                                            its Investment Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                     By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Jonathan D. Sharkey
                                           ------------------------------------
                                           Name: Jonathan D. Sharkey
                                           Title: Principal

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: NORTH AMERICAN SENIOR FLOATING RATE FUND
                        By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Jonathan D. Sharkey
                                           ------------------------------------
                                           Name: Jonathan D. Sharkey
                                           Title: Principal

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CYPRESS TREE SENIOR FLOATING RATE FUND
                                     By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Jonathan D. Sharkey
                                           ------------------------------------
                                           Name: Jonathan D. Sharkey
                                           Title: Principal

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Toshihiro Hayashi
                                           ------------------------------------
                                           Name: Toshihiro Hayashi
                                           Title: Senior Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $Not Applicable
                                                                                        ---------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $Not Applicable
                                                                                        ---------------

Total amount of increase in Revolving Credit Commitment:                                $             0
                                                                                        ===============

                                  by
                                           /s/  Toshihiro Hayashi
                                           ------------------------------------
                                           Name: Toshihiro Hayashi
                                           Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: WINGED FOOT FUNDING TRUST



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Ann E. Morris
                                           ------------------------------------
                                           Name: Ann E. Morris
                                           Title: Authorized Agent


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: MICHIGAN NATIONAL BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Teresa L. Irland
                                           ------------------------------------
                                           Name: Teresa L. Irland
                                           Title: First Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $ 7,333,333.00
                                                                                        --------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $ 2,666,666.00
                                                                                        --------------

Total amount of increase in Revolving Credit Commitment:                                $10,000,000.00
                                                                                        ==============

                                  by
                                           /s/  Teresa L. Irland
                                           ------------------------------------
                                           Name: Teresa L. Irland
                                           Title: First Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: MANUFACTURERS AND TRADERS TRUST COMPANY



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Kevin B. Quinn
                                           ------------------------------------
                                           Name: Kevin B. Quinn
                                           Title: Assistant Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $1,666,667.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $1,666,667.00
                                                                                        =============

                                  by
                                           /s/  Kevin B. Quinn
                                           ------------------------------------
                                           Name: Kevin B. Quinn
                                           Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BNP PARIBAS



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Richard L. Sted
                                           ------------------------------------
                                           Name: Richard L. Sted
                                           Title: Central Region Manager

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $0
                                                                                        --

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $0
                                                                                        --

Total amount of increase in Revolving Credit Commitment:                                $0
                                                                                        ==

                                  by
                                           /s/  Richard L. Sted
                                           ------------------------------------
                                           Name: Richard L. Sted
                                           Title: Central Region Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: MELLON BANK, N.A.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Richard J. Schaich
                                           ------------------------------------
                                           Name: Richard J. Schaich
                                           Title: Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $4,000,000.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $4,000,000.00
                                                                                        =============


                                  by
                                           /s/  Richard J. Schaich
                                           ------------------------------------
                                           Name: Richard J. Schaich
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CREDIT AGRICOLE INDOSUEZ



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Sarah U. Johnston
                                           ------------------------------------
                                           Name: Sarah U. Johnston
                                           Title: Vice President
                                                  Senior Relationship Manager

                                  by
                                           /s/  Gerard M. Russell
                                           ------------------------------------
                                           Name: Gerard M. Russell
                                           Title: Vice President, Manager

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $2,833,333.33
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $2,833,333.33
                                                                                        =============


                                  by
                                           /s/  Sarah U. Johnston
                                           ------------------------------------
                                           Name: Sarah U. Johnston
                                           Title: Vice President
                                                  Senior Relationship Manager

                                  by
                                           /s/  Gerard M. Russell
                                           ------------------------------------
                                           Name: Gerard M. Russell
                                           Title: Vice President, Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: FIRST UNION NATIONAL BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Peter Steffen
                                           ------------------------------------
                                           Name: Peter Steffen
                                           Title: Senior Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $2,833,333.33
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $1,500,000.00
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $4,333,333.33
                                                                                        =============


                                  by
                                           /s/  Peter Steffen
                                           ------------------------------------
                                           Name: Peter Steffen
                                           Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000


Name of Institution: CERES II FINANCE LTD.

                                     By: INVESCO Senior Secured Management Inc.,
                                            as Sub-Managing Agent (Financial)



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: STRATA FUNDING
                                     By: INVESCO Senior Secured Management Inc.,
                                            as Sub-Managing Agent


To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: TRITON CDO IV, LIMITED

                                     By: INVESCO Senior Secured Management Inc.,
                                            as Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: TRITON CBO III, LIMITED

                                     By: INVESCO Senior Secured Management Inc.,
                                            as Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: AERIES FINANCE-II LIMITED

                                     By: INVESCO Senior Secured Management Inc.,
                                            as Sub-Managing Agent



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: OASIS COLLATERALIZED HIGH INCOME
 PORTFOLIOS-1, LTD.

                                     By: INVESCO Senior Secured Management Inc.,
                                            as Sub-Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joseph Rotondo
                                           ------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ORIX USA CORPORATION



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Hiroyuki Miyauchi
                                           ------------------------------------
                                           Name: Hiroyuki Miyauchi
                                           Title: Executive Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: FLEET NATIONAL BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Jack M. Harcourt
                                           ------------------------------------
                                           Name: Jack M. Harcourt
                                           Title: Managing Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $ 4,000,000.00
                                                                                        --------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $ 8,000,000.00
                                                                                        --------------

Total amount of increase in Revolving Credit Commitment:                                $12,000,000.00
                                                                                        ==============


                                  by
                                           /s/  Jack M. Harcourt
                                           ------------------------------------
                                           Name: Jack M. Harcourt
                                           Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: INDUSTRIAL BANK OF JAPAN, LIMITED



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Walter Wolff
                                           ------------------------------------
                                           Name: Walter Wolff
                                           Title: Joint General Manager


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $4,000,000.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $4,000,000.00
                                                                                        =============

                                  by
                                           /s/  Walter Wolff
                                           ------------------------------------
                                           Name: Walter Wolff
                                           Title: Joint General Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BANK ONE, MICHIGAN



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. McClure
                                           ------------------------------------
                                           Name: Mark L. McClure
                                           Title: First Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $ 7,667,000.00
                                                                                        --------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $ 2,333,000.00
                                                                                        --------------

Total amount of increase in Revolving Credit Commitment:                                $10,000,000.00
                                                                                        ==============

                                  by
                                           /s/  Mark L. McClure
                                           ------------------------------------
                                           Name: Mark L. McClure
                                           Title: First Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BANK ONE, N.A.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mark L. McClure
                                           ------------------------------------
                                           Name: Mark L. McClure
                                           Title: First Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: FIRSTRUST BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Kent Nelson
                                           ------------------------------------
                                           Name: Kent Nelson
                                           Title: Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                   $  0
                                                                                       ----

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                             $  0
                                                                                       ----

Total amount of increase in Revolving Credit Commitment:                               $  0
                                                                                       ====


                                  by
                                           /s/  Kent Nelson
                                           ------------------------------------
                                           Name: Kent Nelson
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: IBJ WHITEHALL BANK & TRUST COMPANY



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Charles B. Fears
                                           ------------------------------------
                                           Name: Charles B. Fears
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ELC (CAYMAN) LTD. CDO SERIES 1999-I



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  John W. Stelwagon
                                           ------------------------------------
                                           Name: John W. Stelwagon
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ELC (CAYMAN) LTD.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  John W. Stelwagon
                                           ------------------------------------
                                           Name: John W. Stelwagon
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ELC (CAYMAN) LTD. 2000-I



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  John W. Stelwagon
                                           ------------------------------------
                                           Name: John W. Stelwagon
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: THE BANK OF NEW YORK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Joshua Feldman
                                           ------------------------------------
                                           Name: Joshua Feldman
                                           Title: Assistant Vice President


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $4,000,000.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $4,000,000.00
                                                                                        =============

                                  by
                                           /s/  Joshua Feldman
                                           ------------------------------------
                                           Name: Joshua Feldman
                                           Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ALLIANCE INVESTMENTS LTD.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Kenneth Ostmann
                                           ------------------------------------
                                           Name: Kenneth Ostmann
                                           Title: Authorized Signatory

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                     By: Indosuez Capital as Portfolio Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Melissa Marano
                                           ------------------------------------
                                           Name: Melissa Marano
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $0
                                                                                        --

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $0
                                                                                        --

Total amount of increase in Revolving Credit Commitment:                                $0
                                                                                        ==


                                  INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                  By: Indosuez Capital as Portfolio
                                  Advisor

                                  by
                                           /s/  Melissa Marano
                                           ------------------------------------
                                           Name: Melissa Marano
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: INDOSUEZ CAPITAL FUNDING III, LIMITED
                                     By: Indosuez Capital as Portfolio Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Melissa Marano
                                           ------------------------------------
                                           Name: Melissa Marano
                                           Title: Vice President



Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $0
                                                                                        --

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $0
                                                                                        --

Total amount of increase in Revolving Credit Commitment:                                $0
                                                                                        ==

                                  INDOSUEZ CAPITAL FUNDING III, LIMITED
                                  By: Indosuez Capital as Portfolio
                                  Advisor

                                  by
                                           /s/  Melissa Marano
                                           ------------------------------------
                                           Name: Melissa Marano
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ARCHIMEDES FUNDING, L.L.C.

                                     By: ING Capital Advisors LLC,
                                            as Collateral Manager



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Greg M. Masuda
                                           ------------------------------------
                                           Name: Greg M. Masuda CFA
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $N/A
                                                                                        ----

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $  0
                                                                                        ----

Total amount of increase in Revolving Credit Commitment:                                $  0
                                                                                        ====


                                  ARCHIMEDES FUNDING, L.L.C
                                  By: ING Capital Advisors LLC,
                                      as Collateral Manager
                                  by
                                           /s/  Greg M. Masuda
                                           ------------------------------------
                                           Name: Greg M. Masuda CFA
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: GOLDMAN SACHS CREDIT PARTNERS L.P.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Stephen B. King
                                           ------------------------------------
                                           Name: Stephen B. King
                                           Title: Authorized Signatory

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BALANCED HIGH YIELD FUND I, LTD.

                                     By: BHF (USA) CAPITAL CORPORATION
                                            ACTING AS ATTORNEY-IN-FACT


To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Dana L. McDougall
                                           ------------------------------------
                                           Name: Dana L. McDougall
                                           Title: Vice President

                                  by
                                           /s/  Chris Yu
                                           ------------------------------------
                                           Name: Chris Yu
                                           Title: Associate

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $0
                                                                                        --

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $0
                                                                                        --

Total amount of increase in Revolving Credit Commitment:                                $0
                                                                                        ==

                                  by
                                           /s/  Dana L. McDougall
                                           ------------------------------------
                                           Name: Dana L. McDougall
                                           Title: Vice President

                                  by
                                           /s/  Chris Yu
                                           ------------------------------------
                                           Name: Chris Yu
                                           Title: Associate

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research
                                            as Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Payson F. Swaffield
                                           ------------------------------------
                                           Name: Payson F. Swaffield
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: EATON VANCE SENIOR INCOME TRUST
                                     By: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Payson F. Swaffield
                                           ------------------------------------
                                           Name: Payson F. Swaffield
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                     By: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Payson F. Swaffield
                                           ------------------------------------
                                           Name: Payson F. Swaffield
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CREDIT SUISSE FIRST BOSTON



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Robert Hetu
                                           ------------------------------------
                                           Name: Robert Hetu
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $3,333,333.33
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $           0
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $3,333,333.33
                                                                                        =============


                                  by
                                           /s/  Lalita Advani
                                           ------------------------------------
                                           Name: Lalita Advani
                                           Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: KEY BANK NATIONAL ASSOCIATION



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  J.T. Taylor
                                           ------------------------------------
                                           Name: J.T. Taylor
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $  0
                                                                                        ====

                                  by
                                           /s/  J.T. Taylor
                                           ------------------------------------
                                           Name: J.T. Taylor
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: COMERICA BANK



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Michael T. Shea
                                           ------------------------------------
                                           Name: Michael T. Shea
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $3,666,666.67
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $        0.00
                                                                                        -------------

Total amount of increase in Revolving Credit Commitment:                                $3,666,666.67
                                                                                        =============


                                  by
                                           /s/  Michael T. Shea
                                           ------------------------------------
                                           Name: Michael T. Shea
                                           Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: THE BANK OF NOVA SCOTIA



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  A.S. Norsworthy
                                           ------------------------------------
                                           Name: A.S. Norsworthy
                                           Title: Sr. Team Leader
                                           Loan Operations


Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $4,000,000.00
                                                                                         ------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $4,000,000.00
                                                                                         ============

                                  by
                                           /s/  A.S. Norsworthy
                                           ------------------------------------
                                           Name: A.S. Norsworthy
                                           Title: Sr. Team Leader
                                           Loan Operations

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CAPTIVA III FINANCE LTD.,
                                     as advised by Pacific Investment Management
                                     Company LLC


To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  David Dyer
                                           ------------------------------------
                                           Name: David Dyer
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: CAPTIVA IV FINANCE LTD.
                                     as advised by Pacific Investment Management
                                     Company LLC



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  David Dyer
                                           ------------------------------------
                                           Name: David Dyer
                                           Title: Director

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: ATHENA CDO, LIMITED
                                     By: Pacific Investment Management Company
                         LLC, as its Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mohan V. Phansalkar
                                           ------------------------------------
                                           Name: Mohan V. Phansalkar
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: DELANO COMPANY
                                     By: Pacific Investment Management Company
                         LLC, as its Investment Advisor



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mohan V. Phansalkar
                                           ------------------------------------
                                           Name: Mohan V. Phansalkar
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: TRIGON HEALTHCARE INC.
                                     By: Pacific Investment Management Company
                         LLC, as its Investment Advisor, acting
                                            through The Bank of New York in the
                                            Nominee name of Hare & Co.


To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Mohan V. Phansalkar
                                           ------------------------------------
                                           Name: Mohan V. Phansalkar
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: BANK OF SCOTLAND



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Jack Dykes
                                           ------------------------------------
                                           Name: Jack Dykes
                                           Title: Executive Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: HSBC BANK USA
                                     (formerly Marine Midland Bank)



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Christopher F. French
                                           ------------------------------------
                                           Name: Christopher F. French
                                           Title: Authorized Signatory

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $3,667,000.00
                                                                                        -------------

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $3,667,000.00
                                                                                        =============

                                  by
                                           /s/  Christopher F. French
                                           ------------------------------------
                                           Name: Christopher F. French
                                           Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: THE FUJI BANK, LIMITED



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  James R. Fayen
                                           ------------------------------------
                                           Name: James R. Fayen
                                           Title: Senior Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $NA
                                                                                        ---

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $NA
                                                                                        ---

Total amount of increase in Revolving Credit Commitment:                                $NA
                                                                                        ===


                                  by
                                           NA
                                           ------------------------------------
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 5
                                                                   AND AGREEMENT
                                                           dated August 15, 2000



Name of Institution: SUMITOMO TRUST AND BANKING CO., LTD.



To approve Amendment No. 5 and Agreement:

                                  by
                                           /s/  Stephen Stratico
                                           ------------------------------------
                                           Name: Stephen Stratico
                                           Title: Vice President

Specify amount of Revolving Credit Commitment increase representing
rollover of existing Tranche A Term Loan Commitment:                                    $

Specify amount of Revolving Credit Commitment increase in excess of existing
Tranche A Term Loan Commitment (or, if not an existing Revolving Credit Lender, amount of Revolving Credit Commitment to be
provided):                                                                              $

Total amount of increase in Revolving Credit Commitment:                                $


                                  by

                                           ------------------------------------
                                           Name:
                                           Title: